Exhibit 10.4
SENIOR MEZZANINE PLEDGE AND SECURITY AGREEMENT
This SENIOR MEZZANINE PLEDGE AND SECURITY AGREEMENT (this “Pledge Agreement”), is made as of March 6, 2017, by 110 WILLIAM MEZZ III, LLC, a Delaware limited liability company (together with its successors and assigns, “Pledgor”), having an address at 430 Park Avenue, 12th Floor, New York, NY 10022, Attention: Valerie Kitay, General Counsel, for the benefit of Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company (together with its successors and assigns, collectively, “Agent”), as agent for Morgan Stanley Mortgage Capital Holdings LLC, a New York limited liability company, and the other lenders party to the Loan Agreement (defined below) (together with such other co-lenders as may exist from time to time and their respective successors and assigns, collectively, “Lender”) having an address at c/o Blackstone Mortgage Trust, Inc., 345 Park Avenue, New York, New York 10154.
RECITALS
A.    Pledgor is the sole member of 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company (“Mortgage Borrower”).
B.    Pursuant to the terms of that certain Senior Mezzanine Loan Agreement dated as of the date hereof between Agent, Lender and Pledgor (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Loan Agreement”), Pledgor has become indebted to Lender with respect to a mezzanine loan in the aggregate maximum principal amount of $33,830,752.00 (the “Loan”), as evidenced by that certain Senior Mezzanine Promissory Note dated the date hereof made by Pledgor in favor of Lender (as the same may be amended, modified, supplemented, restated or replaced from time to time, the “Note”). The Loan Agreement and all other documents evidencing or securing the Loan sometimes referred to herein, collectively, as the “Loan Documents”).
C.    As a condition precedent to making the Loan, Lender requires that the Pledgor execute and deliver this Pledge Agreement to Agent. Pledgor is the sole member of Mortgage Borrower and acknowledges that Pledgor has and will receive material benefits from the making of the Loan.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Lender to make the Loan under the Loan Agreement, Pledgor hereby agrees with Agent as follows:
1.Defined Terms. In addition to the definitions set forth in the foregoing Recitals, all of which are hereby incorporated into the substantive provisions of this Pledge Agreement, unless otherwise provided herein, all capitalized terms used but not defined in this Pledge Agreement shall have the respective meanings ascribed thereto in the Loan Agreement. As used herein, the following terms shall have the following meanings:
(a)    “Article 8 Matter” shall have the meaning ascribed thereto in Section 9(n) hereof.

(b)    “Assignment of Interest” shall have the meaning ascribed thereto in Section 2 hereof.
(c)    “Charter Documents” means the agreements and instruments listed on Exhibit A hereto, as each of the same may hereafter be amended, restated, replaced, supplemented or otherwise modified from time to time.
(d)    “Collateral” shall have the meaning ascribed thereto in Section 2 hereof.
(e)    “Pledged Interests” means all limited liability company interests of, or other equity interests of, Pledgor in Mortgage Borrower, and all options, warrants and other rights hereafter acquired by Pledgor in respect of such limited liability company interests or other equity interests (whether in connection with any capital increase, recapitalization, reclassification or reorganization of Mortgage Borrower or otherwise), together with all limited liability company interest certificates evidencing ownership of such interests, and all claims, powers, privileges, benefits, options, remedies and/or voting rights of any nature whatsoever which currently exist or hereafter may be issued or granted by Mortgage Borrower to Pledgor while this Pledge Agreement is in effect and all other ownership interests of Pledgor in Mortgage Borrower.
(f)    Intentionally omitted.
(g)    “Pledgor Obligations” means the due payment, performance and observance by Pledgor of all of its obligations from time to time existing under the Loan Agreement and the other Loan Documents.
(h)    “Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Interests, collections thereon or distributions with respect thereto.
(i)     “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York except for matters which the Uniform Commercial Code of the State of New York provides shall be governed by the Uniform Commercial Code in effect in any state, in which case “Uniform Commercial Code” shall mean the Uniform Commercial Code as in effect from time to time in such other state.
2.    Pledge and Delivery of Collateral.
(a)    The Pledge. As collateral security for the prompt payment and performance by Pledgor of the Pledgor Obligations, Pledgor hereby pledges and grants to Agent (for the benefit of Lender) a first priority security interest in all of Pledgor’s right, title and interest in and to the following, whether now owned by Pledgor or hereafter acquired and whether now existing or hereafter coming into existence (collectively, the “Collateral”):
(i)    all Pledged Interests;

(ii)    all certificates, instruments, or other writings representing or evidencing the Pledged Interests, and all accounts and general intangibles arising out of, or in connection with, the Pledged Interests;
(iii)    any and all moneys or property due and to become due to Pledgor now or in the future in respect of the Pledged Interests, or to which Pledgor may now or in the future be entitled to in its capacity as a member of Mortgage Borrower, whether by way of a dividend, distribution, return of capital, or otherwise;
(iv)    all other claims which Pledgor now has or may in the future acquire in its capacity as a member of Mortgage Borrower against Mortgage Borrower and its property;
(v)    all right, title and interest of Pledgor under the Interest Rate Cap Agreement and any replacements, amendments or supplements thereto, including, but not limited to, all “accounts”, “chattel paper”, “general intangibles” and “investment property” (as such terms are defined in the Uniform Commercial Code as from time to time in effect) constituting or relating to the foregoing, and all claims of Pledgor for breach by the counterparty thereunder of any covenant, agreement, representation or warranty contained in the Interest Rate Cap Agreement; and all products and proceeds of any of the foregoing;
(vi)    all right, title and interest of Pledgor under the Charter Documents, including, without limitation, (i) all rights of Pledgor to receive moneys or distributions with respect to the Pledged Interests due and to become due under or pursuant to any Charter Document, (ii) all rights of Pledgor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Pledged Interests, (iii) all claims of Pledgor for damages arising out of or for breach of or default under any Charter Document, (iv) any right of Pledgor to perform under each Charter Document and to compel performance and otherwise exercise all rights and remedies thereunder, (v) all of its right, title and interest as a member to participate in the operation or management of Mortgage Borrower and all of Pledgor’s ownership interests under each Charter Document; all voting and consent rights of Pledgor arising thereunder or otherwise in connection with Pledgor’s ownership of the Pledged Interests, and (vi) all Proceeds of any of the foregoing property of Pledgor, including without limitation, any proceeds of insurance thereon, all “securities,” “accounts,” “general intangibles,” “instruments” and “investment property,” in each case as defined in the Uniform Commercial Code, constituting or relating to the foregoing; and
(vii)    to the extent not otherwise included in clauses (i) through (vi), all proceeds of and to any of the property of Pledgor described in clauses (i) through (vi) above and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.
(b)    Delivery of the Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of Agent (for the benefit of Lender) pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignments in blank, all in form and substance reasonably satisfactory to Agent. Upon the occurrence and during the continuance of an Event of

Default, Agent shall have the right, at any time, in its discretion upon written notice to Pledgor, to transfer to or to register in the name of Agent or its nominee any or all of the Collateral. Prior to or concurrently with the execution and delivery of this Pledge Agreement, Pledgor shall deliver to Agent (for the benefit of Lender) an assignment of membership interest endorsed by Pledgor in blank (an “Assignment of Interest”), in the form set forth on Exhibit B hereto, for the Pledged Interests, transferring all of such Pledged Interests in blank, duly executed by Pledgor and undated. Agent shall have the right, at any time in its discretion upon the occurrence and during the continuance of an Event of Default and without notice to Pledgor, to transfer to, and to designate on such Pledgor’s Assignment of Interest, any Person to whom the Pledged Interests are sold in accordance with the provisions hereof. In addition, Agent shall have the right at any time to exchange any Assignment of Interest representing or evidencing the Pledged Interests or any portion thereof for one or more additional or substitute Assignments of Interest representing or evidencing smaller or larger percentages of the Pledged Interests represented or evidenced thereby, subject to the terms thereof.
(c)    Obligations Unconditional. The obligations of Pledgor hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Loan Agreement, the Note or any other Loan Documents, or any substitution, release or exchange of any guarantee of or security for any of the Pledgor Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or Pledgor (except the defense of indefeasible payment in full of the Debt), it being the intent of this Section 2(c) that the obligations of Pledgor hereunder shall be absolute and unconditional under any and all circumstances, subject to a termination of this Pledge Agreement pursuant to Section 8 hereof. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of Pledgor hereunder:
(i)    at any time or from time to time, without notice to Pledgor, the time for any performance of or compliance with any of the Pledgor Obligations shall be extended, or such performance or compliance shall be waived;
(ii)    any of the acts mentioned in any of the provisions of the Loan Agreement, the Note, or any other Loan Documents shall be done or omitted;
(iii)    the maturity of any of the Pledgor Obligations shall be accelerated, or any of the Pledgor Obligations shall be modified, supplemented or amended in any respect, or any right under the Loan Agreement, the Note, or any other Loan Documents, or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Pledgor Obligations or any security or collateral therefor shall be terminated, released or exchanged in whole or in part or otherwise dealt with; or
(iv)    any lien or security interest granted to, or in favor of Agent (for the benefit of Lender) as security for any of the Pledgor Obligations shall fail to be perfected or shall be released.

(d)    Financing Statements. Pledgor hereby authorizes Agent to file at any time or times, one or more Uniform Commercial Code financing statements covering the Collateral and Uniform Commercial Code assignment financing statements assigning the Uniform Commercial Code financing statements which constitute part of the Collateral, each in the office of the Secretary of State of the State of Delaware. Such financing statements may describe as the collateral covered thereby “all assets of the debtor, whether now owned or hereafter acquired” or words to that effect.
3.    Reinstatement. The obligations of Pledgor under this Pledge Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of Pledgor in respect of the Pledgor Obligations is rescinded or must be otherwise restored by any holder of any of the Pledgor Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and Pledgor agrees that it will indemnify Agent and Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred by Agent or Lender in connection with such rescission or restoration.
4.    Representations, Warranties of Pledgor. Pledgor represents and warrants that:
(a)    Existence; Capacity. Pledgor: (i) is a limited liability company duly organized and validly existing under the laws of the State of Delaware; (ii) has all requisite power, and has all governmental licenses, authorizations, consents and approvals required to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary under applicable law.
(b)    Litigation. As of the date hereof, there are no legal or arbitral proceedings or any proceedings by or before any Governmental Authority or agency, now pending or (to the actual knowledge of Pledgor) threatened against Pledgor, the Collateral and/or Mortgage Borrower, which, if adversely determined, would reasonably be expected to materially and adversely affect Pledgor or its financial condition.
(c)    No Breach. None of the execution and delivery of this Pledge Agreement or the other Loan Documents to which Pledgor is a party, the consummation of the transactions herein or therein contemplated and compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of, or require any consent (except such consents as have been obtained) under the organizational documents of Pledgor or Mortgage Borrower, or any applicable law or regulation, or any order, writ, injunction or decree of any court or Governmental Authority, or any agreement or instrument to which Pledgor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or (except for the security interest granted pursuant to this Pledge Agreement) result in the creation or imposition of any lien upon any assets of Pledgor.
(d)    Necessary Action. Pledgor has all requisite power and authority to execute, deliver and perform its obligations under this Pledge Agreement; the execution, delivery and performance by Pledgor of this Pledge Agreement has been duly authorized by all necessary action; and this Pledge Agreement has been duly and validly executed and delivered by Pledgor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights in general and to general principles of equity.
(e)    Approvals. No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for (i) the execution, delivery or performance by Pledgor of this Pledge Agreement or for the validity or enforceability thereof, (ii) the grant by Pledgor of the assignments and security interests granted hereby, or the pledge by Pledgor of the Collateral pursuant hereto, (iii) the perfection or maintenance of the pledge, assignment and security interest created hereby except for the filing of financing statements under the Uniform Commercial Code or (iv) the exercise by Agent of the rights and remedies in respect of the Collateral pursuant to this Pledge Agreement.
(f)    Ownership. Pledgor owns one hundred percent (100%) of the outstanding limited liability company interests in Mortgage Borrower, and pursuant to this Pledge Agreement, Agent (for the benefit of Lender) has received a pledge of one hundred percent (100%) of the outstanding limited liability company interests in the Mortgage Borrower. Pledgor has good and indefeasible title to the Collateral, free and clear of all pledges, liens, mortgages, hypothecations, security interests, charges, options or other encumbrances whatsoever, except the security interest created by this Pledge Agreement and the other Loan Documents. The Pledged Interests are not and will not be subject to any contractual restriction upon the transfer thereof (except for any such restrictions contained herein, or in the other Loan Documents, the Mortgage Loan Documents, the Charter Documents, and Pledgor’s organizational documents). The organizational charts attached as Exhibit A to that certain Confirmation Statement and Control Agreement delivered to Agent Lender by Mortgage Borrower on the date hereof (a form of which is attached hereto as Exhibit D) are true, correct and complete, and accurately reflect the ownership interest of Pledgor in Mortgage Borrower, as of the date hereof.
(g)    Principal Place of Business and State of Organization. Pledgor will not change Pledgor’s principal place of business or state of organization/formation unless Pledgor has previously notified Agent thereof not less than thirty (30) days prior thereto and taken such action as is reasonably requested by Agent to cause the security interest of Agent in the Collateral to continue to be perfected.
(h)    Valid Security Interest. This Pledge Agreement creates a valid security interest in the Collateral, including, without limitation, the Pledged Interests and any proceeds thereof, securing the Pledgor Obligations, and upon the filing in the appropriate filing offices of the financing statements to be filed in accordance with this Pledge Agreement and upon the delivery of the security certificates which evidence the Pledged Interests along with the Assignment of Interest executed in blank, such security interests will be perfected, first priority security interests, enforceable as such against all creditors of Pledgor and any persons purporting to purchase any Pledged Interests and related proceeds from Pledgor, and all filings and other actions necessary to perfect such security interests will have been duly taken.
(i)    Authorization. Pledgor authorizes Agent to: (i) subject to the terms and provisions of Section 5(d) hereof and in accordance with applicable law, perform any and all other acts which Agent in good faith deems reasonably necessary for the protection and preservation of the Collateral or its value or Agent’s security interest therein, including, without limitation, transferring, registering or arranging for the transfer or registration of the Collateral to or in Agent’s own name and receiving the income therefrom as additional security for the Pledgor Obligations, as set forth more fully in Section 6 hereof, and (ii) pay any charges or expenses which Agent deems reasonably necessary for the foregoing purpose, but without any obligation on the part of Agent to do so (and any amounts so paid shall constitute Pledgor Obligations hereunder and under the other Loan Documents to which Pledgor is a party). Upon delivery of the certificated Pledged Interests to Agent pursuant to Section 5(a) hereof, Pledgor authorizes Agent to store, deposit and safeguard the Collateral. Any obligation of Agent for the reasonable care of the Collateral in Agent’s possession shall be limited to the same degree of care which Agent uses for similar property pledged to Agent by other Persons.
(j)    Certificate Matters; Article 8 Election.
(i)    The Pledged Interests (1) are “securities” within the meaning of Sections 8-102(a)(15) and 8-103 of the Uniform Commercial Code, (2) are “financial assets” (within the meaning of Section 8-102(a)(9) of the Uniform Commercial Code, (3) are not credited to a “securities account” (within the meaning of Section 8-501(a) of the Uniform Commercial Code). The operating agreement of Mortgage Borrower provides that the limited liability company interests in Mortgage Borrower are “securities” governed by and within the meaning of Article 8 of the Uniform Commercial Code, as from time to time amended and in effect, in the jurisdiction in which Mortgage Borrower is organized.
(ii)    All of the certificates representing the Pledged Interests have been duly and validly issued and are fully paid and nonassessable.
(iii)    Intentionally Omitted.
(iv)    There currently exist no certificates, instruments or writings representing the Pledged Interests other than those certificates delivered to Agent (for the benefit of Lender) on the date hereof, and to the extent that in the future there exist any additional certificates, instruments or writings, Pledgor shall deliver all such certificates, instruments or writings to Agent (for the benefit of Lender), together with the undated stock powers or limited liability company interest powers, as applicable, executed in blank.
5.    Covenants of Pledgor. Pledgor covenants that:
(a)    “Certificated Security” under Article 8. (i) The Pledged Interests are not and will not be dealt in or traded on securities exchanges or securities markets, (ii) the operating agreement of Mortgage Borrower and the terms of certificates evidencing the Pledged Interests provide and shall continue to provide that the Pledged Interests are a “certificated security” within the meaning of, and be governed by, Article 8 of the Uniform Commercial Code and (iii) the Pledged Interests are and shall continue to be evidenced by a certificate. Any and all of such certificates shall be delivered to and held by Agent (for the benefit of Lender) as security for the repayment of the Pledgor Obligations and such certificates represent and shall continue to represent 100% of the issued and outstanding certificates with respect to the limited liability company interests in Mortgage Borrower.

(b)    No Waiver, Amendment, Etc. Pledgor shall not directly or indirectly, without the prior written consent of Agent, attempt to waive, alter, amend, modify, supplement any provision of the Charter Documents in any manner that would reasonably be expected to result in a material adverse effect on the Collateral. Pledgor agrees that all rights to do any and all of the foregoing have been assigned to Agent, but Pledgor agrees that, upon request from Agent from time to time, Pledgor shall do any of the foregoing or shall join Agent in doing so or shall confirm the right of Agent to do so and shall execute such instruments and undertake such actions as Agent may reasonably request in order to preserve, protect, maintain or enforce the obligations hereunder, the Collateral or the security interests granted herein.
(c)    Settlement and Release. Pledgor shall not make any election, compromise, adjustment or settlement in respect of any of the Collateral.
(d)    Preservation of Collateral. During an Event of Default, Agent may, in its discretion, for the account and expense of Pledgor pay any amount or do any act required of Pledgor hereunder or desired by Agent to preserve, protect, maintain or enforce the Pledgor Obligations, the Collateral or the security interests granted herein, provided Pledgor has failed to pay such amount or take such action within ten (10) Business Days after written demand by Agent. Any such payment shall be deemed an advance by Lender to Pledgor and shall be payable by such Pledgor within ten (10) Business Days after written demand together with interest thereon at the Default Rate from the date expended by Agent until paid.
(e)    Warranty of Title. Pledgor shall warrant and defend the right, title and interest of Agent in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever.
(f)    Files and Records. Pledgor shall maintain, at its principal office, and, upon reasonable request, make available to Agent during normal business hours, the originals, or copies in any case where the originals have been delivered to Agent of the instruments, documents, policies and agreements constituting the Collateral (to the extent not held by Agent) and related documents and instruments, and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records and other information and data relating to the Collateral.
(g)    Litigation. Pledgor shall promptly give to Agent notice of all pending legal or arbitration proceedings, and of all proceedings pending by or before any governmental or regulatory authority or agency, to which Pledgor or Mortgage Borrower is a party, and which, if adversely determined, might adversely affect Pledgor’s condition (financial or otherwise) or business or the Collateral .
(h)    Existence, Etc. Pledgor shall and shall cause Mortgage Borrower to preserve and maintain its existence and all of its material rights, privileges and franchises. Subject to Pledgor’s contest rights pursuant to Section 5.1.1 of the Loan Agreement, Pledgor shall comply and cause Mortgage Borrower to comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities; and, Subject to Pledgor’s contest rights pursuant to Section 5.1.2 of the Loan Agreement, pay and discharge or cause Mortgage Borrower to pay or discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of their property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings.
(i)    Charter Documents. Pledgor shall, at its expense:
(i)    perform and observe all the terms and provisions of the Charter Documents to be performed or observed by it, maintain the Charter Documents in full force and effect, enforce the Charter Documents in accordance with their respective terms, and to take all such action to such end relating to the Charter Documents as may be from time to time reasonably requested by Agent; and
(ii)    furnish to Agent promptly upon receipt thereof copies of all material notices, requests and other documents received by Pledgor under or pursuant to the Charter Documents, and from time to time furnish to Agent such information and reports regarding the Collateral as Agent may reasonably request.
(j)    Principal Place of Business and State of Organization. Pledgor will not change Pledgor’s principal place of business or state of organization unless Pledgor has previously notified Agent thereof and taken such action as is reasonably requested by Agent to cause the security interest of Agent in the Collateral to continue to be perfected.
(k)    Waivers. Pledgor waives (i) all rights to require Agent to proceed against any other Person, entity or collateral or to exercise any remedy set forth herein or in any other agreement, (ii) the defense of the statute of limitations in any action upon any of the Pledgor Obligations, (iii) any right of subrogation or interest in the Pledgor Obligations and any right of subrogation or similar right in the Collateral, in each case, until all Pledgor Obligations have been indefeasibly paid and performed in full, (iv) any rights to notice of any kind or nature whatsoever, unless specifically required in this Pledge Agreement or the other Loan Documents, or non-waivable under any applicable law, and (v) to the extent permissible, its rights under Section 9-207 of the Uniform Commercial Code. Pledgor agrees that the Collateral, other collateral or any other guarantor or endorser may be released, substituted or added with respect to the Pledgor Obligations, in whole or in part, without releasing or otherwise affecting the liability of Pledgor, the pledge and security interests granted hereunder, or this Pledge Agreement. Agent is entitled to all of the benefits of a secured party set forth in Section 9-207 of the Uniform Commercial Code. Pledgor acknowledges and agrees that the obligations of Pledgor hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Loan Agreement, the Note or any other Loan Documents, or any substitution, release or exchange of any guarantee of or security for any of the Pledgor Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever (other than the indefeasible payment and performance of all of the Pledgor Obligations in full) which might otherwise constitute a legal or equitable discharge or defense of a surety or Pledgor, it being the intent of this Section 5(k) that the obligations of Pledgor hereunder shall be absolute and unconditional under any and all circumstances.

6.    Pledgor Covenants. Pledgor covenants and agrees that Pledgor shall not, directly or indirectly, without the prior written consent of Agent, alter, amend, modify, supplement or change in any way, the operating agreement of Mortgage Borrower as in effect on the date hereof.
7.    Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 2 hereof, Pledgor hereby agrees with Agent as follows:
(a)    Delivery and Other Perfection. Pledgor shall:
(i)    if any of the above‑described Collateral required to be pledged by Pledgor under Section 2(a) hereof is received by Pledgor, forthwith either (x) transfer and deliver to Agent (for the benefit of Lender) such Collateral so received by Pledgor) all of which thereafter shall be held by Agent (for the benefit of Lender), pursuant to the terms of this Pledge Agreement, as part of the Collateral or (y) take such other action as Agent shall deem reasonably necessary or appropriate to duly file on record the security interest created hereunder in such Collateral referred to in said Section 2(a);
(ii)    give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the reasonable judgment of Agent) to create, preserve, perfect or validate the security interest granted pursuant hereto or to enable Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of Agent or its nominee (and Agent agrees that if any Collateral is transferred into its name or the name of its nominee, Agent will thereafter promptly give to Pledgor copies of any notices and communications received by it with respect to the Collateral); and
(iii)    permit representatives of Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of Agent to be present at Pledgor’s place of business during normal business hours to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by Pledgor with respect to the Collateral, all in such manner as Agent may reasonably require.
(b)    Preservation of Rights. Except in accordance with applicable law, Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.
(c)    Pledged Collateral.
(i)    Pledgor shall not and shall not have the right to directly or indirectly, without the prior written consent of Agent, waive, alter, amend, modify, supplement or change in any manner that would be reasonably expected to result in a material adverse effect on the Collateral, Agent’s rights therein, or release, subordinate, terminate or cancel in whole or in part, or give any consent under, any of the instruments, documents, or agreements constituting the Collateral or exercise any of the rights, options or interests of Pledgor as party, holder, mortgagee or beneficiary thereunder. Pledgor agrees that all rights to do any and all of the foregoing have been assigned to and may be exercised by Agent but Pledgor agrees that, upon reasonable request from Agent from time to time, Pledgor shall do any of the foregoing or shall join Agent in doing so or shall confirm the right of Agent to do so and shall execute such instruments and undertake such actions as Agent may reasonably request in connection therewith. Pledgor shall not make any election, compromise, adjustment or settlement in respect of any of the Collateral. Notwithstanding anything herein to the contrary, so long as no Event of Default shall have occurred and be continuing, Pledgor shall have the right to exercise all of Pledgor’s rights under the Charter Documents to which it is a party for all purposes not inconsistent with any of the terms of this Pledge Agreement, the Note, the Loan Agreement or any other Loan Document, provided that Pledgor agrees that it will not take any action in any manner that is in violation of the terms of this Pledge Agreement, the Note, the Loan Agreement or any other Loan Document.
(ii)    Anything to the contrary notwithstanding, (i) Pledgor shall remain liable under the Charter Documents to perform all of its duties and obligations thereunder to the same extent as if this Pledge Agreement had not been executed, (ii) the exercise by Agent of any of the rights hereunder shall not release Pledgor from any of its duties or obligations under the Charter Documents, and (iii) Agent shall have no obligation or liability for Pledgor’s actions or omissions under the Charter Documents by reason of this Pledge Agreement, nor shall Agent be obligated to perform any of the obligations or duties of Pledgor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.
(d)    Events of Default, Etc. During any period in which an Event of Default has occurred and is continuing:
(i)    Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Uniform Commercial Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Agent were the sole and absolute owner thereof (and Pledgor agrees to take all such action as may be appropriate to give effect to such right);
(ii)    Agent in its discretion may, in its name or in the name of Pledgor or otherwise, demand, sue for, collect, direct payment of or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so;
(iii)    Agent may, at its option, apply all or any part of the Collateral in accordance with Section 7(f);
(iv)    Agent may, upon ten (10) days’ prior written notice to Pledgor of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Agent or any of its agents, sell, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Agent deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and Agent or anyone else may be the purchaser, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of Pledgor, any such demand, notice or right and equity being hereby expressly waived and released. Unless prohibited by applicable law, Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned;
(v)    Agent may in its sole and absolute discretion exercise, or refrain from the exercise of, all membership rights, powers and privileges to the same extent as Pledgor is entitled to exercise such rights, powers and privileges;
(vi)    Agent may, in connection with a sale of the Pledged Interests, cause any purchaser of all or any part of any Pledged Interests to be admitted as a new member or owner of Mortgage Borrower to the extent of such Pledged Interests, and cause Pledgor to withdraw as a member or owner of Mortgage Borrower to the extent such Pledged Interests are sold, and complete by inserting the Effective Date (as defined therein) and the name of the assignee thereunder and deliver to such assignee the Assignment of Interest executed and delivered by Pledgor .
(vii)    Agent may exercise any and all rights and remedies of Pledgor under or in connection with the Charter Documents or otherwise in respect of the Collateral, including, without limitation, any and all rights of Pledgor to demand or otherwise require payment of any amount under, or performance of any provisions of, the Charter Documents; and
(viii)    all payments received, directly or indirectly, by Pledgor under or in connection with the Charter Documents or otherwise in respect of the Collateral shall be received in trust for the benefit of Agent (for the benefit of Lender), shall be segregated from other funds of Pledgor and shall be forthwith paid over to Agent (for the benefit of Lender) in the same form as so received (with any necessary endorsement).
The proceeds of any collection, sale or other disposition under this Section 7(d) shall be applied by Agent pursuant to Section 7(f) hereof.
Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, Pledgor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale.
(e)    Private Sale. Agent and Lender shall not incur any liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 7(d) hereof conducted in a commercially reasonable manner, it being agreed that some or all of the Collateral is or may be of one or more types that threaten to decline speedily in value and that are not customarily sold in a recognized market. Pledgor hereby waives any claims against Agent or Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Pledgor Obligations, even if Agent accepts the first offer received and does not offer the Collateral to more than one offeree. The Uniform Commercial Code states that the Agent and Lender are able to purchase the Pledged Interests only if they are sold at a public sale. Agent has advised Pledgor that SEC staff personnel have issued various No-Action Letters describing procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Article 9 of the Uniform Commercial Code, yet not public for purposes of Section 4(2) of the Securities Act of 1933. The Uniform Commercial Code permits Pledgor to agree on the standards for determining whether Agent has complied with its obligations under Article 9 of the Uniform Commercial Code. Pursuant to the Uniform Commercial Code, Pledgor specifically agrees (x) that it shall not raise any objection to Agent or Lender’s purchase of the Pledged Interests (through bidding on the Pledgor Obligations or otherwise) and (y) that a foreclosure sale conducted in conformity with the principles set forth in such No-Action Letters (i) shall be considered to be a “public” sale for purposes of the Uniform Commercial Code; (ii) will be considered commercially reasonable notwithstanding that Agent has not registered or sought to register the Pledged Interests under the Securities Laws, even if Pledgor or Mortgage Borrower agrees to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that Agent and/or Lender purchases the Pledged Interests at such a sale.
(f)    Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Agent (for the benefit of Lender) under this Section 7, shall be applied by Agent:
First, to the payment of the reasonable, documented, out-of-pocket costs and expenses of such collection, sale or other realization, including reasonable out of pocket costs and expenses of Agent or Lender (including the reasonable fees and expenses of its outside counsel), and all reasonable third party costs and expenses made or incurred by Agent or Lender in connection therewith;
Next, to the payment in full of the Pledgor Obligations; and
Finally, to the payment to Pledgor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 7, “proceeds” of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of Pledgor or any issuer of or obligor on any of the Collateral.
(g)    Attorney-in-Fact. Without limiting any rights or powers granted by this Pledge Agreement to Agent, Agent is hereby appointed the attorney‑in‑fact of Pledgor for the purpose of, upon the occurrence and during the continuance of an Event of Default, carrying out the provisions of this Section 7 and taking any action and executing any instruments which Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney‑in‑fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Agent shall be entitled under this Section 7 to make collections in respect of the Collateral, Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of Pledgor representing any payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. Notwithstanding the foregoing, Agent shall not exercise its rights pursuant to such appointment except during the continuance of an Event of Default.
(h)    Confirmation Statement; Control Agreement. To better assure the perfection of the security interest of Agent in the Pledged Interests, concurrently with the execution and delivery of this Pledge Agreement, Pledgor shall send written instructions in the form of Exhibit C hereto to Mortgage Borrower, and shall cause Mortgage Borrower to, and Mortgage Borrower shall, deliver to Agent the Confirmation Statement and Control Agreement in the form of Exhibit D hereto pursuant to which Mortgage Borrower will confirm that it has registered the pledge effected by this Pledge Agreement on its books and agrees, upon the occurrence and during the continuation of an Event of Default, to comply with the instructions of Agent in respect of the Pledged Interests without further consent of Pledgor or any other Person.
(i)    Opinion of Counsel. Pledgor shall cause to be delivered to Agent concurrently herewith, an opinion of counsel to Pledgor, acceptable to Agent in its reasonable discretion, with respect to the authority of, and due execution and delivery by, Pledgor, and the enforceability of the Pledge Agreement.
(j)    Non-Recourse. Anything herein to the contrary notwithstanding, Agent shall not enforce any liability of Pledgor to perform or observe the obligations contained in this Pledge Agreement by an action or proceeding wherein a money judgment shall be sought against Pledgor, except that Agent may bring a foreclosure action or other appropriate action or proceeding to enable Agent to enforce and realize upon the security interest hereunder; provided, however, that any judgment in any such action or proceeding shall be enforceable against Pledgor only to the extent of Pledgor’s interest in the Collateral. Agent, by accepting this Pledge Agreement, agrees that it shall not sue for, seek or demand any deficiency judgment against Pledgor in any such action or proceeding under, or by reason of or in connection with this Pledge Agreement.
8.    Termination. Upon the indefeasible payment and performance in full of all Pledgor Obligations, this Pledge Agreement shall terminate and Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of Pledgor. Agent’s obligation to so assign, transfer and deliver shall survive the termination of this Agreement.
9.    Miscellaneous.
(a)    No Waiver. No failure on the part of Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.
(b)    Waiver of Trial By Jury. EACH OF THE PARTIES TO THIS PLEDGE AGREEMENT AGREES TO WAIVE IRREVOCABLY ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT OR ANY OF THE DOCUMENTS REFERRED TO IN THIS PLEDGE AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN THIS PLEDGE AGREEMENT. This waiver is intended to apply to all disputes, whether in contract or in tort or otherwise. Each party acknowledges that (i) this waiver is a material inducement to enter into this Pledge Agreement, (ii) it has already relied on this waiver in entering into this Pledge Agreement and (iii) it will continue to rely on this waiver in future dealings. Each party represents that it has reviewed this waiver with its legal advisers and that it knowingly and voluntarily waives its jury trial rights after consultation with its legal advisers. In the event of litigation, this Pledge Agreement may be filed as a written consent to a trial by the court.
(c)    Governing Law. THIS PLEDGE AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, THE LOAN WAS MADE BY LENDER AND ACCEPTED BY PLEDGOR IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THE LOAN DELIVERED PURSUANT TO THE LOAN AGREEMENT WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES IRREVOCABLY AND UNCONDITIONALLY AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS PLEDGE AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS PLEDGE AGREEMENT, AND THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE

OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR THE ATTACHMENT, CREATION, PERFECTION, OR ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED HEREUNDER MAY AT AGENT’S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT LOCATED IN ANY STATE IN THE UNITED STATES OF AMERICA, INCLUDING WITHOUT LIMITATION, ANY STATE OR FEDERAL COURT LOCATED IN THE COUNTY OF NEW YORK AND PLEDGOR WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. PLEDGOR DOES HEREBY DESIGNATE AND APPOINT:

SAVANNA
430 PARK AVENUE, 12TH FLOOR
NEW YORK, NY 10022
ATTENTION: GENERAL COUNSEL
AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND NOTICE OF SAID SERVICE MAILED OR DELIVERED TO PLEDGOR IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON PLEDGOR IN ANY SUCH SUIT, ACTION OR PROCEEDING INCLUDING WITHOUT LIMITATION THOSE IN THE STATE OF NEW YORK. PLEDGOR (I) SHALL GIVE PROMPT NOTICE TO AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (II) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (III) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST PLEDGOR IN ANY JURISDICTION..
(d)    Notices. All notices, consents, approvals and requests required or permitted hereunder shall be given in the manner and to the addresses set forth in the Loan Agreement.
(e)    Waivers, etc. The terms of this Pledge Agreement may be waived, altered or amended only by an instrument in writing duly executed by Pledgor and Agent. Any such amendment or waiver shall be binding upon Agent and Pledgor.

(f)    Successors and Assigns. This Pledge Agreement shall be binding upon the successors and assigns of Pledgor and inure to the benefit of the successors and assigns of Agent (provided, however, that Pledgor shall not assign or transfer its rights hereunder without the prior written consent of Agent, except as expressly set forth in the Loan Agreement). Without limiting the foregoing, Agent may at any time and from time to time without the consent of Pledgor, assign or otherwise transfer all or any portion of its rights and remedies under this Pledge Agreement to any other person or entity, either separately or together with other property of Pledgor for such purposes in connection with a transfer of Agent’s interest in the Loan as provided in the Loan Agreement. Without limiting the foregoing, in connection with any assignment of the Loan in accordance with the Loan Agreement, Agent may assign or otherwise transfer all of its rights and remedies under this Pledge Agreement to the assignee and such assignee shall thereupon become vested with all of the rights and obligations in respect thereof granted to Agent herein or otherwise. Each representation and agreement made by Pledgor in this Pledge Agreement shall be deemed to run to, and each reference in this Pledge Agreement to Agent shall be deemed to refer to, Agent and each of its successors and assigns.
(g)    No Liability on Part of Agent. Agent, by its acceptance of this Pledge Agreement, the Collateral and any payments on account thereof, shall not be deemed to have assumed or to have become liable for any of the obligations or liabilities of Pledgor. Agent shall have no duty to collect any sums due in respect of any of the Collateral in its possession or control, or to enforce, protect or preserve any rights pertaining thereto, and neither Agent nor Lender shall be liable for failure to collect or realize upon the Collateral, or any part thereof, or for any delay in so doing, nor shall Agent or Lender be under any obligation to take any action whatsoever with regard thereto. Agent shall, if requested by the payor of any revenue payment, give receipts for any payments received by Agent on account of the Collateral.
(h)    Further Assurances. Pledgor agrees that, from time to time upon the written request of Agent, Pledgor will execute and deliver such further documents and do such other acts and things as Agent may reasonably request in order fully to effect the purposes of this Pledge Agreement.
(i)    Delay Not a Waiver. Neither any failure nor any delay on the part of Agent in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege.
(j)    Counterparts. This Pledge Agreement may be executed by facsimile or other electronic means, and in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Pledge Agreement by signing any such counterpart.
(k)    Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of Agent in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.
(l)    Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Pledge Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.
(m)    Gender; Number. As used in this Pledge Agreement, the masculine, feminine or neuter gender shall be deemed to include the others, and the singular shall include the plural (and vice versa), whenever the context so requires.
(n)    Irrevocable Proxy. Solely with respect to Article 8 Matters, Pledgor hereby irrevocably grants and appoints Agent, from the date of this Pledge Agreement until the termination of this Pledge Agreement in accordance with its terms, as Pledgor’s true and lawful proxy, for and in Pledgor’s name, place and stead, to vote the Collateral in Mortgage Borrower by Pledgor, whether directly or indirectly, beneficially or of record, now owned or hereafter acquired, with respect to such Article 8 Matters. The proxy and powers granted to Agent by Pledgor pursuant to this Pledge Agreement are coupled with an interest and are given to secure the performance of Pledgor’s obligations under this Pledge Agreement. The proxy granted and appointed in this Section 9(n) shall include the right, to sign Pledgor’s name (as a member of the related Mortgage Borrower) to any consent, certificate or other document relating to an Article 8 Matter and the Collateral that applicable law may permit or require, to cause the Collateral to be voted in accordance with the preceding sentence. Pledgor hereby represents and warrants that there are no other proxies and/or powers of attorney with respect to any Article 8 Matter and the Collateral that Pledgor may have granted or appointed. Pledgor will not give a subsequent proxy or power of attorney or enter into any other voting agreement with respect to the Collateral with respect to any Article 8 Matter and any attempt to do so with respect to an Article 8 Matter shall be void and of no effect. As used herein, an “Article 8 Matter” means any actions, decision, determination or election by Mortgage Borrower or its member that its limited liability company interests or other equity interests be, or cease to be, a “security” within the meaning of Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15) thereof) as in effect from time to time in the State of Delaware, Article 8 of the New York Code and Article 8 of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the National Conference of Commissioners on Uniform State Laws and approved by the American Bar Association on February 14, 1995, and all other matters related to any such action, decision, determination or election.
(o)    Limitation of Liability. Notwithstanding anything in this Pledge to the contrary, Agent shall have no recourse against, nor shall there be any personal liability to, the members of Pledgor (other than Guarantor under the Guaranty, Environmental Indemnity and any other Loan Document to which Guarantor is a party), or to the shareholders, members, partners, beneficial interest holders or any other entity or person in the ownership (direct or indirect) of Pledgor with respect to the obligations of Pledgor under this Pledge Agreement. For purposes of clarification, in no event shall the above language limit, reduce or otherwise affect any of Pledgor’s liability or obligations under the Loan Documents, Pledgor’s liability and obligations under this

Pledge Agreement, or Agent’s rights to exercise any rights or remedies against any collateral securing the Loan.

[BALANCE OF PAGE INTENTIONALLY BLANK;
SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Pledgor has executed this Pledge Agreement as of the day and year first above written.

PLEDGOR:

110 WILLIAM MEZZ III, LLC, a Delaware limited liability company By: /s/ Christopher Schlank Name: Christopher Schlank Title: Authorized Signatory

[SIGNATURES CONTINUE ON NEXT PAGE]

ACCEPTED BY AGENT:

MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC By: /s/ Kristin Sansone Name: Kristin Sansone Title: Authorized Signatory

[END OF SIGNATURE PAGES]

CONSENT OF MORTGAGE BORROWER
(Senior Mezzanine Pledge and Security Agreement)
Mortgage Borrower hereby (a) acknowledges receipt of a copy of the executed Pledge Agreement to which this Consent of Mortgage Borrower is attached, (b) consents to the Pledge Agreement, (c) agrees to comply with the terms and provisions thereof, (d) agrees not to do anything or cause, permit or suffer anything to be done which is prohibited by, or contrary to, the terms of the Pledge Agreement, and (e) agrees to register on its books and records Agent’s security interest in the Pledged Interests as provided in the Pledge Agreement.
Without limiting the foregoing (and notwithstanding anything to the contrary in any Charter Document), from and after the date hereof, Mortgage Borrower agrees:
(a)    to deliver directly to Agent any and all instruments evidencing any right, option or warrant, issued to, or to be received by, Pledgor by virtue of its ownership of the Pledged Interests issued by Mortgage Borrower or upon exercise by Pledgor of any option, warrant or right attached to such Pledged Interests;
(b)    to recognize Agent’s or any other successful bidder’s automatic right to become a member in Mortgage Borrower following a sale of the Pledged Interests in accordance with Section 7(d) of the Pledge Agreement, which admission shall be automatic upon the conclusion of a disposition pursuant to the Uniform Commercial Code and shall not require any further action on the part of Mortgage Borrower or any other person; and
(c)    in the event of a sale of the Pledged Interests in accordance with Section 7(d) of the Pledge Agreement, Mortgage Borrower will, upon Agent’s reasonable request and at Pledgor’s expense: (i) provide Agent with such other information in Mortgage Borrower’s possession and financial projections as may be necessary or, in Agent’s reasonable opinion, advisable to enable Agent to effect the sale of the Pledged Interests; and (ii) do or cause to be done all such other acts and things as may be reasonably necessary to make the sale of the Pledged Interests or any part thereof valid and binding and in compliance with applicable law.
Mortgage Borrower further acknowledges and agrees that it shall do all of the foregoing without any further notice from or consent or agreement of Pledgor.
[SIGNATURE PAGES FOLLOW]

102256494.5

IN WITNESS WHEREOF, Mortgage Borrower has executed this Consent as of the date first set forth above.
MORTGAGE BORROWER:

110 WILLIAM PROPERTY INVESTORS III, LLC,
a Delaware limited liability company

By: ______________________________
Name:
Title:

102256494.5

EXHIBIT A
CHARTER DOCUMENTS
1.    Second Amended & Restated Limited Liability Company Agreement of Mortgage Borrower dated as of the date hereof.
2.    Certificate of Formation of Mortgage Borrower filed with the Secretary of State of Delaware on December 20, 2013.

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EXHIBIT B
FORM OF ASSIGNMENT OF MEMBERSHIP INTEREST
This ASSIGNMENT OF MEMBERSHIP INTEREST (this “Assignment of Membership Interest”), dated as of [_____________], 20[__] (the “Effective Date”), is made by 110 WILLIAM MEZZ III, LLC, a Delaware limited liability company (together with its successors and assigns, the “Assignor”) to [__________________________], a [_______________] (the “Assignee”).
RECITALS
The undersigned has entered into a certain Senior Mezzanine Pledge and Security Agreement dated as of [___________], 2017 (such Agreement, as it may be amended or otherwise modified from time to time, the “Pledge Agreement”), with Morgan Stanley Mortgage Capital Holdings LLC (together with its successors and assigns, the “Agent”). Unless otherwise noted, terms defined in the Pledge Agreement are used herein as defined therein.
The Assignor is the sole member of 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company (the “Mortgage Borrower”), existing under and evidenced by the Second Amended and Restated Limited Liability Company Agreement of the Mortgage Borrower dated as of [__________], 2017 (such agreement, as it may be amended, supplemented or otherwise modified from time to time, the “Operating Agreement”). Under the Operating Agreement, the Assignor has certain rights, title and interest in and to the Mortgage Borrower and its assets and distributions (collectively, the “Interest”).
Agent has required that the Assignor shall have executed and delivered this Assignment of Membership Interest.
NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:
Section 1 Assignment and Acceptance of Assigned Interest. As of the Effective Date, the Assignor hereby sells, transfers, conveys and assigns (without recourse and, except as set forth herein, representation or warranty) to the Assignee all of the Assignor’s right, title and interest in and to the Interest and of its rights under the Operating Agreement, including, without limitation, all its (a) rights to receive moneys due and to become due under or pursuant to the Operating Agreement, (b) rights to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Operating Agreement, (c) claims for damages arising out of or for breach of or default under the Operating Agreement, and (d) rights to perform thereunder and to compel performance, and otherwise exercise all rights and remedies thereunder. The Assignor’s right, title and interest in the Interest and of the Assignor’s rights under the Operating Agreement that are being assigned to the Assignee pursuant to this Pledge Agreement are hereinafter referred to as the “Assigned Interest”. The Assignee, upon the execution of this Assignment of Membership Interest, hereby accepts from the Assignor the Assigned Interest and agrees to become a successor member of the Mortgage Borrower in the place and stead of the Assignor to the extent of the Assigned Interest and

102256494.5

to be bound by the terms and provisions of the Operating Agreement, subject to the terms of the Pledge Agreement.
Section 2 Capital Account. On or prior to the Effective Date, the Assignee shall notify each of the other members in the Mortgage Borrower required to be so notified under the terms of the Operating Agreement and thereafter, the portion of all profits and losses, and all other items of income, gain, loss, deduction or credit, allocable to the Assigned Interest shall be credited or charged, as the case may be, to the Assignee and the Assignee shall be entitled to the portion of all distributions, payments or other allocations payable in respect of the Assigned Interest, regardless of the source of such distributions, payments or other allocations or the date on which they were earned.
Section 3 Representations and Warranties of the Assignor. The Assignor represents to Agent, as of the Effective Date of this Assignment of Membership Interest, and to Agent and the Assignee as of the Effective Date, that:
(a)    This Assignment of Membership Interest has been duly executed and delivered by the Assignor and is a valid and binding obligation of the Assignor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting rights of creditors generally, and general principles of equity; and
(b)    The Assignor is the sole owner of the Assigned Interest free and clear of any liens, except for the liens created by the Pledge Agreement.
Section 4 Filings. On or as soon as practicable after the Effective Date, the Assignee shall file and record or cause to be filed and recorded with all proper offices or agencies all documents and instruments required to effect the terms herein, if any, including, without limitation, (a) this Assignment of Membership Interest and (b) any limited liability company and assumed or fictitious name certificate or certificates and any amendments thereto.
Section 5 Future Assurances. Each of the Assignor and the Assignee mutually agrees to cooperate at all times from and after the date hereof with respect to any of the matters described herein, and to execute such further deeds, bills of sale, assignments, releases, assumptions, notifications or other documents as may be reasonably requested for the purpose of giving effect to, evidencing or giving notice of the assignment evidenced hereby.
Section 6 Successors and Assigns. This Assignment of Membership Interest shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 7 Modification and Waiver. No supplement, modification, waiver or termination of this Assignment of Membership Interest or any provisions hereof shall be binding unless executed in writing by all parties hereto and the original or a copy of such writing has been delivered to Assignee.
Section 8 Counterparts. Any number of counterparts of this Assignment of Membership Interest may be executed. Each counterpart will be deemed to be an original instrument and all counterparts taken together will constitute one agreement. Delivery of an executed counterpart of

2
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a signature page to this Assignment of Membership Interest by facsimile, telecopier or other electronic means shall be as effective as delivery of a manually executed counterpart of this Assignment of Membership Interest.
Section 9 Execution; Effective Date. This Assignment of Membership Interest will be binding and effective and will result in the assignment of the Assigned Interest on the Effective Date.
Section 10 Governing Law. This Assignment of Membership Interest will be governed by the laws of the State of New York.
[SIGNATURE PAGE FOLLOWS]

3
102256494.5

IN WITNESS WHEREOF, the parties hereto have caused this Assignment of Membership Interest to be executed and delivered.

ASSIGNOR:

110 WILLIAM MEZZ III, LLC, a Delaware limited liability company By: ____________________________ Name: Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

102256494.5

ASSIGNEE:
[                    ]

By:

Name:

Title:

102256494.5

EXHIBIT C
INSTRUCTION TO REGISTER PLEDGE
[______________], 2017

To:    [______________]
[______________]
[______________]
In accordance with the requirements of that certain Senior Mezzanine Pledge and Security Agreement, dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC (together with its successors and assigns, “Pledgee”), and 110 WILLIAM MEZZ III, LLC, a Delaware limited liability company (“Pledgor”), you are hereby instructed, to assure the perfection of the security interest of Agent in the membership interests described below, to register the pledge of the following interests in the name of Pledgee as follows:
All of the membership interests of Pledgor in 110 WILLIAM PROPERTY INVESTORS III, LLC, a Delaware limited liability company (the “Mortgage Borrower”), including without limitation, all of the following property now owned or at any time hereafter acquired by Pledgor or in which Pledgor now has or at any time in the future may acquire any right, title or interest:
(a)    all membership interests of, or other equity interests in, the Mortgage Borrower and options, warrants, and other rights hereafter acquired by Pledgor in respect of such membership interests or other equity interests (whether in connection with any capital increase, recapitalization, reclassification, or reorganization of the Mortgage Borrower or otherwise) (all such membership interests and other equity interests, and all such options, warrants and other rights being hereinafter collectively referred to as the “Pledged Interests”); provided, however, that in no event shall the aggregate amount of the Pledged Interests exceed the pledged percentage interest in the Mortgage Borrower set forth in Section 2(a)(i) of the Pledge Agreement;
(b)    all certificates, instruments, or other writings representing or evidencing the Pledged Interests, and all accounts and general intangibles arising out of, or in connection with, the Pledged Interests;
(c)    any and all moneys or property due and to become due to Pledgor now or in the future in respect of the Pledged Interests, or to which Pledgor may now or in the future be entitled to in its capacity as a member of the Mortgage Borrower, whether by way of a dividend, distribution, return of capital, or otherwise;
(d)    all other claims which Pledgor now has or may in the future acquire in its capacity as a member of the Mortgage Borrower against the Mortgage Borrower and its property;

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(e)    all rights of Pledgor under the Charter Documents, including, without limitation, all voting and consent rights of Pledgor arising thereunder or otherwise in connection with Pledgor’s ownership of the Pledged Interests; and
(f)    to the extent not otherwise included in clauses (a) through (e), all proceeds of and to any of the property of Pledgor described in clauses (a) through (e) above and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.
You are hereby further authorized and instructed to execute and deliver to Pledgee a Confirmation Statement and Control Agreement, substantially in the form of Exhibit D to the Pledge Agreement and, to the extent provided more fully therein, to comply with the instructions of Pledgee in respect of the Collateral without further consent of, or notice to, the undersigned. Initially capitalized terms used herein and not otherwise defined shall have the meanings given to such words in the Pledge Agreement.
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7
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Very truly yours,
PLEDGOR:

110 WILLIAM MEZZ III, LLC, a Delaware limited liability company By: Name: Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

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PLEDGEE:
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC
By:_______________________________
Name: ____________________________
Title: _____________________________

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EXHIBIT D
CONFIRMATION STATEMENT AND CONTROL AGREEMENT
Date: [________________], 2017

To:	[______________] [______________]
[______________]

Attention: [__________________]

Pursuant to the requirements of that certain Senior Mezzanine Pledge and Security Agreement dated of even date herewith (as amended, supplemented or otherwise modified from time to time, the “Pledge Agreement”), between MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC (together with its successors and assigns, “Agent”), and 110 WILLIAM MEZZ III, LLC, a Delaware limited liability company (“Pledgor”), this Confirmation Statement and Control Agreement relates to those membership interests described in the Pledge Agreement (the “Pledged Interests”), and the issuer thereof (the “Mortgage Borrower”).
For purposes of perfecting the security interest of Agent in the Pledged Interest, the Mortgage Borrower agrees that the organizational chart attached as Exhibit A hereto is true, correct and complete, and accurately reflects the ownership of the Mortgage Borrower, as of the date of this Confirmation Statement and Control Agreement.
The registered pledgee of the Pledged Interests is [______________], a [______________].
The Mortgage Borrower has registered the Pledged Interests in the name of the registered pledgee on the date hereof. No other pledge or other interest adverse to that of the registered pledgee is currently registered on the books and records of the Mortgage Borrower with respect to the Pledged Interests.
Until the Pledgor Obligations are indefeasibly paid in full, the Mortgage Borrower agrees: (i) upon the occurrence and during the continuation of an Event of Default, to comply with the instructions of Agent, without any further consent from Pledgor or any other Person, in respect of the Pledged Interests; and (ii) upon the occurrence an during the continuation of an Event of Default, to disregard any request made by Pledgor or any other person which contravenes the instructions of Agent with respect to the Pledged Interests; and (iii) to recognize Agent’s or any other successful bidder’s right to become a member in the Mortgage Borrower following a sale of the Pledged Interests in accordance with Section 7(d) of the Pledge Agreement. Initially capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Pledge Agreement.
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102256494.5

Very truly yours,

110 WILLIAM PROPERTY INVESTORS III, LLC,
a Delaware limited liability company

By: ______________________________
Name:
Title:

ACKNOWLEDGED AND AGREED:
MORGAN STANLEY MORTGAGE CAPITAL HOLDINGS LLC

By: ______________________________
Name:
Title:

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EXHIBIT A TO EXHIBIT D

EXHIBIT A

ORGANIZATIONAL CHART

(see attached)

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